                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: September 25, 1997
(Date of earliest event reported)


                         Morgan Stanley Capital I Inc.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                    333-26667                     13-3291626
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  (State or Other               (Commission                 (I.R.S. Employer
  Jurisdiction of               File Number)               Identification No.)
  Incorporation





                      1585 Broadway, New York, N.Y. 10036
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              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (212) 296-7000

ITEM 5.       OTHER EVENTS.

                  Attached are certain structural and collateral term sheets (the "Term Sheets") furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter"), the underwriter in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1997-XL1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-26667) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

                  The Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Term Sheets.

                  Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.




ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     Item 601(a) of Regulation
            S-K Exhibit No.       Description
     -------------------------    -----------
               99                 Term Sheets







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                                        Pursuant to the requirements of the
                                        Securities Exchange Act of 1934, the
                                        Registrant has duly caused this report
                                        to be signed on behalf of the
                                        Registrant by the undersigned thereunto
                                        duly authorized.

                                        MORGAN STANLEY CAPITAL I INC.


                                        By: /s/ Russell Rahbany
                                               ------------------------------
                                          Name: Russell Rahbany
                                          Title: Vice President

Date:  September 25, 1997

                                 Exhibit Index
                                 -------------


     Item 601(a) of Regulation
            S-K Exhibit No.       Description                                                   Page
     -------------------------    -----------                                                   ----
               99.1                 Term Sheets



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